Other Expense, Net - Summary of Other Expense, Net From Continuing Operations (Detail) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2022	Mar. 31, 2021
Other Expense, Net [Abstract]
Loss from equity method investment	$ 0	$ 3,750
Interest income	(369)	(1,418)
Interest expense	7,041	2,809
Other (expense) income	(3,237)	3,560
Total	$ 3,435	$ 8,701